UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2018

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9320 Lakeside Boulevard, Suite 100 The Woodlands, TX		77381
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: (281) 362-6800
_____________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Mark J. Airola
Newpark Resources, Inc. (the "Company") previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2018, that effective as of September 30, 2018 (the "Retirement Date"), Mark J. Airola will retire from the Company. Mr. Airola will retain his title of Senior Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer and Corporate Secretary until August 31, 2018. He will then transition into the role of Senior Vice President and Special Advisor to the Chief Executive Officer until September 30, 2018 pursuant to an Amended Employment Agreement dated as of August 15, 2018. The Company is finalizing further terms of Mr. Airola's retirement.
The foregoing description of the Amended Employment Agreement is not complete and is qualified in its entirety to the Amended Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On August 15, 2018, the Company issued a press release announcing the appointment of Edward Chipman Earle as a successor to Mr. Airola. Mr. Earle will assume the role of Vice President, General Counsel, Chief Compliance Officer, Chief Administrative Officer and Corporate Secretary on September 1, 2018. During a transition period between August 15, 2018 through August 31, 2018, Mr. Earle will serve as Vice President and Special Advisor to the Chief Executive Officer.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amended Employment Agreement with Mark J. Airola dated August 15, 2018.
99.1	Press Release dated August 15, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated:	August 21, 2018	By:	/s/ Gregg S. Piontek
Gregg S. Piontek
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)